FVIT P1 07/19

SUPPLEMENT DATED JULY 19, 2019

TO THE PROSPECTUS DATED MARCH 1, 2019

OF

FRANKLIN VALUE INVESTORS TRUST

(Franklin MicroCap Value Fund)

Effective July 19, 2019, the prospectus is amended as follows:

I.  The following replaces the first paragraph of the “Fund Summaries – Franklin MicroCap Value Fund” section of the prospectus:

Effective on or about September 19, 2019 (the “Re-Opening Date”), the Fund will re-open to new investors. Through the date before the Re-Opening Date, the Fund is closed to new investors, except certain Funds of Funds of Franklin Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of February 19, 2013. The Franklin MicroCap Value Fund reserves the right to modify this policy at any time. For more information, please turn to "Fund Details - Franklin MicroCap Value Fund" beginning on page 26 of this Prospectus.

II.  The following replaces the “Portfolio Manager” section in the “Fund Summaries – Franklin MicroCap Value Fund” section of the prospectus:

Portfolio Managers

Bruce C. Baughman, CPA

Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since inception (1995).

Oliver Wong, CFA

Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since July 2019.

Bruce C. Baughman will be retiring on December 31, 2019.  Effective December 31, 2019, it is anticipated that he will no longer be a portfolio manager of the Franklin MicroCap Value Fund, and Mr. Oliver Wong will become the sole portfolio manager.

III.  The following replaces the first paragraph in the “Fund Details – Franklin MicroCap Value Fund” section of the prospectus:

Effective on or about September 19, 2019 (the “Re-Opening Date”), the Franklin MicroCap Value Fund (MicroCap Value Fund) will re-open to new investors.  Through the date before the Re-Opening Date, the MicroCap Value Fund is closed to all new investors, except certain Funds of Funds of Franklin Fund Allocator Series. If you are an existing investor in the MicroCap Value Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer sponsored retirement plans invested in the MicroCap Value Fund as of February 19, 2013 may open new accounts in the MicroCap Value Fund and invest on behalf of new participants in those retirement plans. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. The MicroCap Value Fund reserves the right to modify this policy at any time.

IV.  The following replaces the ““Fund Details – Management – Bruce C. Baughman” section of the prospectus:

Bruce C. Baughman, CPA    Portfolio Manager of Franklin Mutual

Mr. Baughman has been a lead portfolio manager of the MicroCap Value Fund since inception. He joined Franklin Templeton Investments in 1988.

Oliver Wong, CFA    Portfolio Manager of Franklin Mutual

Mr. Wong has been a lead portfolio manager of the MicroCap Value Fund since July 2019. He joined Franklin Templeton Investments in 2012.

V.  The following replaces the “Fund Details – Management – MicroCap Value Fund” section of the prospectus:

MicroCap Value Fund

Bruce C. Baughman and Oliver Wong.   As co-lead portfolio managers, Messrs. Baughman and Wong are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman will be retiring on December 31, 2019.  Effective December 31, 2019, it is anticipated that he will no longer be a portfolio manager of the Franklin MicroCap Value Fund, and Mr. Oliver Wong will become the sole portfolio manager.

Please keep this supplement with your prospectus for future reference.

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